EXHIBIT 99.1

Virtu Financial, Inc. Announces Investor Meetings for Potential Opportunistic Offering of Senior Secured First Lien Notes

May 30, 2024

NEW YORK, May 30, 2024 (GLOBE NEWSWIRE) -- Virtu Financial Inc. (Nasdaq: VIRT) (the “Company”) announced today that it intends to hold one or more meetings with potential investors with respect to a potential opportunistic offering of senior secured first lien notes (the “notes”) in a transaction exempt from the registration requirements under the Securities Act of 1933 (the “Offering”), the proceeds of which are expected to be used to repay a portion of the outstanding borrowings under its senior secured first lien term loan facility due 2029. As a result, the Company’s overall long-term debt would not be expected to materially change. There can be no assurance that the Company will proceed with the Offering at all or, if the Company elects to proceed with the Offering, the terms thereof.

This press release is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any security. The notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: risks relating to fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties, clients, and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, short-term funding requirements, margin requirements, capital expenditures, debt service and dividend payments; potential consequences of recent SEC proposals focused on equity markets which may, if adopted, result in reduced overall and off-exchange trading volumes and market making opportunities, impose additional or heightened regulatory obligations on market makers and other market participants, and generally increase the implicit and explicit cost as well as the complexity of the U.S. equities eco-system for all participants; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues including but not limited to the retail trading environment, wholesale market making and off exchange trading more generally and payment for order flow arrangements; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

CONTACT

Investor & Media Relations

Andrew Smith

investor_relations@virtu.com

media@virtu.com